UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3534

Name of Fund:  Merrill Lynch U.S.A. Government Reserves

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch U.S.A. Government Reserves, 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/04

Date of reporting period: 09/01/03 - 02/29/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
U.S.A. Government
Reserves


Semi-Annual Report
February 29, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch U.S.A. Government Reserves
Box 9011
Princeton, NJ
08543-9011



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A Letter From the President


Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +10.88% over the past six months and +25.17% for the 12-month period ended February 29, 2004. In other areas of fixed income, investment grade corporate bonds, as measured by the Merrill Lynch Corporate Master Index, returned +6.59% and +8.11% for the six-month and 12-month periods ended February 29, 2004, respectively. U.S. Treasury issues, as measured by the Merrill Lynch U.S. Treasuries 1-10 Years Index, returned +3.16% and +2.73% for the six-month and 12-month periods ended February 29, 2004, respectively.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004



A Discussion With Your Fund's Portfolio Manager


With interest rates at historical lows, our strategy was to remain liquid in the front end while reaping the benefits of higher interest rates on the longer end of the money market yield curve.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 29, 2004, Merrill Lynch
U.S.A. Government Reserves paid shareholders a net annualized dividend of .24%.* The Fund's seven-day yield as of February 29, 2004 was .20%.

The Fund's average portfolio maturity at February 29, 2004 was 60 days, compared to 68 days at August 31, 2003.

Throughout the period, we continued our barbell strategy. That is, we emphasized the very front end of the market, namely overnight and term financing, for liquidity and invested in the 12-month - two-year sector as our yield enhancement and net asset appreciation mechanism.

For the most part, the interest rate environment took its cue from the starts and stops of the economy. In the third and fourth quarters of 2003, we saw much-improved levels of gross domestic product (GDP) growth. The economy grew at an annualized rate of 8.2% in the third quarter and was reported at 4.1% in the fourth quarter. Despite the favorable economic growth, the labor market remained weak. Companies generated profits, but they were achieved primarily through productivity gains. With the consumer accounting for the majority of GDP, an improvement in employment will be essential to sustainable above-trend economic growth.

Throughout the period, the Federal Reserve Board continued to be accommodative, maintaining the target Federal Funds rate at 1%. We expect short-term interest rates to remain at this level for some time, as the Federal Reserve Board has promised to be "patient" in raising interest rates in order to ensure the economy's strength. With that said, a marked improvement in the employment picture could prompt the Federal Reserve Board to tighten monetary policy sooner than anticipated. We are cognizant of this and continue to monitor the employment data.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


On the issuance front, Treasury supply continued to favor the longer end, thus creating a steeper yield curve past the one-year sector. Notably, however, continued foreign interest in holding U.S. assets meant that investors readily accepted the increased supply. In the front end, the Treasury has been more prudent in its issuance of Treasury bills, which has held the front end of the yield curve relatively flat to financing levels.


How did you manage the Fund during the period?

In general, we managed the portfolio in line with our view that sustainable economic growth will eventually require interest rates to rise. With interest rates so low for such a long period of time, the natural tendency is for interest rates to increase, thus moderating the pace of economic growth and inflation. When interest rates eventually rise, we believe they could rise faster than most anticipate. Under these circumstances, we found it prudent to adopt a more defensive position in managing the Fund.

Throughout the past six months, the average portfolio maturity ranged from a high of 71 days to a low of 59 days. At the beginning of the period, in September 2003, our average portfolio maturity stood at approximately 68 days. As the employment figures failed to meet market expectations, we became convinced that any Federal Reserve Board move toward higher interest rates would be delayed well into 2004. As a result, we were content to increase the portfolio's average life into the 70-day area until January. At that time, we believed robust economic growth might prompt the Federal Reserve Board to change its stance sooner than originally indicated. We were comfortable with bringing the average life of the portfolio slightly lower by period end, given the strong prospects for an improved economic environment and the potential for gains in employment and inflation. In addition, with two-year Treasury rates recently yielding 1.5%, there has been little incentive to extend the portfolio's maturity.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004



A Discussion With Your Fund's Portfolio Manager (concluded)


During the period, we noted the establishment of trading ranges - that is, we identified certain interest rate levels at which we held or reduced our longer interest rate exposure. These ranges became dynamic over the course of the six months as we weighed the potential risks and rewards of our transactions.


How would you characterize the Fund's position at the close of the period?

We believe the portfolio's current position allows us the flexibility to re-enter the market at higher levels. While much of the growth in the economy has been the result of higher productivity gains, eventual increases on the employment front could press the Federal Reserve Board to increase interest rates sooner rather than later. Apart from the employment picture, we will take our cues from any strengthening of the U.S. dollar as well as signs for inflation. However, given the lack of new jobs, the Federal Reserve Board could be on hold for a long time. In any case, until the yield curve steepens, we will postpone any measurable extensions in the portfolio's average life. We will continue to monitor the economy and interest rates, and will remain ready to adjust our strategy as market dynamics dictate.

Our high liquidity base offers us opportunities to become more involved if interest rates move higher, while currently enjoying yields higher than the front end of the Treasury curve offers. The majority of our interest rate exposure is in the 12-month-15-month sector. This area has been the fulcrum of the yield curve, which has allowed us to "roll down" the yield curve and extend at higher levels as opportunities present themselves.


John Ng
Vice President and Portfolio Manager


March 10, 2004



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004


Schedule of Investments                                          (In Thousands)

                           Face         Interest      Maturity
Issue                     Amount          Rate          Date             Value
U.S. Government Obligations--31.1%

U.S. Treasury          $  7,000           0.941%      3/25/2004       $   6,996
Bills*                      500           1.05        5/06/2004             499

U.S. Treasury             1,600           3.625       3/31/2004           1,603
Notes*                    3,500           3.375       4/30/2004           3,514
                          4,050           2.875       6/30/2004           4,075
                          1,625           2.25        7/31/2004           1,633
                          6,500           2.125       8/31/2004           6,535
                          9,900           1.875       9/30/2004           9,948
                            800           2.125      10/31/2004             806
                          3,700           2.00       11/30/2004           3,725
                          2,400           1.75       12/31/2004           2,413
                          1,600           1.50        2/28/2005           1,606
                          1,400           1.625       3/31/2005           1,407
                            800           1.25        5/31/2005             800
                          1,200           1.625      10/31/2005           1,203

Total U.S. Government
Obligations
(Cost--$46,674)                                                          46,763


Face
Amount                          Issue                                    Value
Repurchase Agreements--68.8%

$ 7,000    ABN AMRO Inc., purchased on 2/25/2004
           to yield 1% to 3/03/2004, repurchase price
           $7,000, collateralized by Freddie Mac, 0%
           due 6/21/2004                                              $   7,000

  7,000    Banc of America Securities LLC, purchased
           on 2/26/2004 to yield 1.01% to 3/04/2004,
           repurchase price $7,000, collateralized by
           GNMA, 5.0% due 10/15/2033 to
           12/15/2033                                                     7,000

  7,000    Banc One Capital Markets Inc., purchased on
           2/27/2004 to yield 0.95% to 3/01/2004,
           repurchase price $7,000, collateralized by
           U.S. Treasury Bill, 0% due 3/25/2004                           7,000

  7,000    Barclays Capital, Inc., purchased on 2/27/2004
           to yield 0.99% to 3/01/2004, repurchase price
           $7,000, collateralized by U.S. Treasury Bill, 0%
           due 4/22/2004 and U.S. Treasury Note, 1.625%
           due 1/31/2005                                                  7,000

  7,000    Citigroup Global Markets, Inc., purchased on
           2/25/2004 to yield 1% to 3/03/2004, repurchase
           price $7,000, collateralized by GNMA, 3% to 6%
           due 7/20/2020 to 11/20/2033                                    7,000


Face
Amount                          Issue                                    Value
Repurchase Agreements (concluded)

$ 7,000    Credit Suisse First Boston Corp., purchased on
           2/24/2004 to yield 0.99% to 3/02/2004,
           repurchase price $7,000, collateralized by
           GNMA, 4.50% due 9/15/2018                                  $   7,000

  7,000    Deutsche Bank Securities Inc., purchased on
           2/24/2004 to yield 0.98% to 3/02/2004,
           repurchase price $7,000, collateralized by GNMA,
           5% to 5.50% due 11/15/2033 to 2/15/2034                        7,000

  7,000    Goldman Sachs & Company, purchased on
           2/06/2004 to yield 1% to 3/05/2004, repurchase
           price $7,000, collateralized by GNMA, 4% to
           5.50% due 6/20/2033                                            7,000

  7,000    Greenwich Capital Markets, Inc., purchased on
           2/25/2004 to yield 1% to 3/03/2004, repurchase
           price $7,000, collateralized by GNMA, 4.50% to
           6.50% due 4/15/2031 to 2/15/2034                               7,000

  5,247    HSBC Securities (USA) Inc., purchased on 2/27/2004
           to yield 0.99% to 3/01/2004, repurchase price
           $5,247, collateralized by U.S. Government STRIPS,
           0% due 5/15/2004 to 8/15/2030                                  5,247

  7,000    J.P. Morgan Securities Inc., purchased on 2/25/2004
           to yield 1% to 3/03/2004, repurchase price $7,000,
           collateralized by GNMA, 6.50% to 7% due
           12/15/2027 to 11/15/2032                                       7,000

  7,000    Lehman Brothers Inc., purchased on 2/24/2004 to
           yield 0.98% to 3/02/2004, repurchase price $7,000,
           collateralized by GNMA, 5% due 7/15/2033                       7,000

  7,000    Merrill Lynch Government Securities, Inc.**,
           purchased on 2/26/2004 to yield 1.01% to 3/04/2004,
           repurchase price $7,000, collateralized by GNMA,
           4.375% to 10% due 4/15/2005 to 12/15/2033                      7,000

  7,000    Morgan Stanley & Co., Inc., purchased on
           2/24/2004 to yield 0.98% to 3/02/2004,
           repurchase price $7,000, collateralized
           by GNMA, 7% due 12/15/2030                                     7,000

  7,000    UBS Warburg LLC, purchased on 2/27/2004 to
           yield 1% to 3/05/2004, repurchase price $7,000,
           collateralized by GNMA, 4.50% to 6.50% due
           5/15/2018 to 11/15/2033                                        7,000

Total Repurchase Agreements (Cost--$103,247)                            103,247

Total Investments (Cost--$149,921)--99.9%                               150,010
Other Assets Less Liabilities--0.1%                                         205
                                                                      ---------
Net Assets--100.0%                                                    $ 150,215
                                                                      =========

*U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section
2(a)(3) of the Investment Company Act of 1940) are as follows:


                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Government
   Securities, Inc.                    $(2,000,000)     $59,645


See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004


Statement of Assets and Liabilities

As of February 29, 2004
Assets

               Investments, at value (identified cost--$149,920,992*)                                       $   150,010,419
               Cash                                                                                                     577
               Receivables:
                  Beneficial interest sold                                                $     1,396,447
                  Interest (includes $786 from affiliates)                                        295,272         1,691,719
                                                                                          ---------------
               Prepaid registration fees and other assets                                                            25,798
                                                                                                            ---------------
               Total assets                                                                                     151,728,513
                                                                                                            ---------------

Liabilities

               Payables:
                  Beneficial interest redeemed                                                  1,315,097
                  Distributor                                                                      90,580
                  Other affiliates                                                                 54,312
                  Investment adviser                                                               54,010         1,513,999
                                                                                          ---------------   ---------------
               Total liabilities                                                                                  1,513,999
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   150,214,514
                                                                                                            ===============

Net Assets Consist of

               Shares of beneficial interest, $.10 par value, unlimited number of shares
               authorized                                                                                   $    15,012,509
               Paid-in capital in excess of par                                                                 135,112,578
               Unrealized appreciation on investments--net                                                           89,427
                                                                                                            ---------------
               Net Assets--Equivalent to $1.00 per share based on 150,125,086 shares of
               beneficial interest outstanding                                                              $   150,214,514
                                                                                                            ===============

*The aggregate cost of investments at February 29, 2004 for Federal income tax purposes was $149,921,441. As of February 29, 2004, net unrealized appreciation for Federal income tax purposes amounted to $88,978, of which $89,199 related to appreciated securities and $221 related to depreciated securities.

See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004


Statement of Operations

For the Six Months Ended February 29, 2004
Investment Income

               Interest and amortization of premium and discount earned
               (includes $59,645 from affiliates)                                                           $       921,088

Expenses

               Investment advisory fees                                                   $       370,349
               Transfer agent fees                                                                112,455
               Distribution fees                                                                   95,613
               Professional fees                                                                   30,337
               Registration fees                                                                   28,956
               Accounting services                                                                 24,873
               Trustees' fees and expenses                                                         23,420
               Printing and shareholder reports                                                    18,271
               Custodian fees                                                                       8,931
               Pricing fees                                                                           561
               Other                                                                                9,653
                                                                                          ---------------
               Total expenses                                                                                       723,419
                                                                                                            ---------------
               Investment income--net                                                                               197,669
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                      4,816
               Change in unrealized appreciation on investments--net                                                (4,727)
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                                    89
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $       197,758
                                                                                                            ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004


Statements of Changes in Net Assets
                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            February 29,        August 31,
Increase (Decrease) in Net Assets:                                                              2004               2003
Operations

               Investment income--net                                                     $       197,669   $     1,379,620
               Realized gain on investments--net                                                    4,816            14,027
               Change in unrealized appreciation/depreciation on investments--net                 (4,727)         (101,997)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                               197,758         1,291,650
                                                                                          ---------------   ---------------

Dividends & Distributions to Shareholders

               Investment income--net                                                           (197,669)       (1,379,620)
               Realized gain on investments--net                                                  (4,816)          (14,027)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and distributions
               to shareholders                                                                  (202,485)       (1,393,647)
                                                                                          ---------------   ---------------

Beneficial Interest Transactions

               Net proceeds from sale of shares                                               212,104,553       379,696,037
               Value of shares issued to shareholders in reinvestment of dividends
               and distributions                                                                  202,409         1,393,789
                                                                                          ---------------   ---------------
                                                                                              212,306,962       381,089,826
               Cost of shares redeemed                                                      (249,736,153)     (437,568,350)
                                                                                          ---------------   ---------------
               Net decrease in net assets derived from beneficial interest transactions      (37,429,191)      (56,478,524)
                                                                                          ---------------   ---------------

Net Assets

               Total decrease in net assets                                                  (37,433,918)      (56,580,521)
               Beginning of period                                                            187,648,432       244,228,953
                                                                                          ---------------   ---------------
               End of period                                                              $   150,214,514   $   187,648,432
                                                                                          ===============   ===============

See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004


Financial Highlights

The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                             February 29,           For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ----------   ----------   ----------   ----------   ----------
                  Investment income--net                          .0012        .0062        .0150        .0443        .0446
                  Realized and unrealized gain (loss)
                  on investments--net                              --**      (.0004)      (.0001)        .0012        .0005
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                   .0012        .0058        .0149        .0455        .0451
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions:
                  Investment income--net                        (.0012)      (.0062)      (.0150)      (.0443)      (.0446)
                  Realized gain on investments--net               --***      (.0001)      (.0001)      (.0002)           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions                (.0012)      (.0063)      (.0151)      (.0445)      (.0446)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment return                            .24%*         .63%        1.45%        4.59%        4.94%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .88%*         .82%         .80%         .92%         .84%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income and realized gain on
               investments--net                                   .25%*         .65%        1.48%        4.49%        4.82%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  150,215   $  187,648   $  244,229   $  270,063   $  395,851
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Amount is less than $.0001 per share.

***Amount is less than $(.0001) per share.

See Notes to Financial Statements.


MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch U.S.A. Government Reserves (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. For such services, the Fund pays a monthly fee equal to an annual rate of .45% of the average daily net assets of the Fund.

The Fund has a Distribution and Shareholder Servicing Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the accounts of Fund shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S and its financial advisors and other directly involved branch office personnel for selling shares of the Fund, providing direct personal services to shareholders and in processing share orders and administering shareholders' accounts.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004



Notes to Financial Statements (concluded)


FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of ML & Co., is the Fund's distributor.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 29, 2004, the Fund reimbursed MLIM $1,754 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets with respect to net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.



Officers and Trustees


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
John Ng, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH U.S.A. GOVERNMENT RESERVES, FEBRUARY 29, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch U.S.A. Government Reserves


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves


Date: April 16, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch U.S.A. Government Reserves


Date: April 16, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch U.S.A. Government Reserves


Date: April 16, 2004